UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

GREAT-WEST FUNDS, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

Mitchell T.G. Graye

President and Chief Executive Officer

Great-West Funds, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS

GREAT-WEST FUNDS, INC.

Great-West Multi-Manager Large Cap Growth Fund (Initial Class)

Annual Report

December 31, 2013

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion

2013 was a banner year for stocks. The S&P 500® Index gained 32.39%, its best showing since 1997. The 2013 gains easily outpaced the gains of the recession rebound years of 2003 and 2009. While much of the market gains were driven by expanding price multiples, earnings growth was also a contributing factor.

Although U.S. equity markets didn’t quite move up in a straight line in 2013, it sometimes felt as if they did. One significant pullback began in May, when the Federal Reserve signaled to financial markets that they intended to scale back their bond-buying program over time. This scaling back of the Federal Reserve’s asset purchases is known colloquially as the Federal Reserve’s “Taper.” Although everyone certainly knew that the Federal Reserve’s unprecedented stimulus measures would not last forever, equity markets sold off on the Taper talk. By July, however, markets had recovered and the S&P 500® Index was again logging all-time highs.

By August, Taper fears had begun to resurface and, along with concerns regarding the then-likely U.S. intervention in the ongoing Syria conflict, again pushed equity markets lower. The Federal Reserve had been widely expected to announce the inception of its Taper program at the September 18 FOMC meeting, but elected to punt the decision until later in the year, driving markets to fresh all-time highs. The actual Taper announcement came three months later on December 18, and the removal of this market uncertainty sent equity markets broadly higher.

One macro element with a surprisingly muted impact on financial markets in 2013 was the political environment. The political infighting also seemed to hit all-time highs in 2013, culminating in the October shutdown of the U.S. federal government. The debt-ceiling was soon lumped in with the budget crisis and the word “default” began to creep into the mainstream media reports. Despite this, markets largely shrugged it off.

The management of the Fund was changed twice in 2013. First, effective June 4, 2013, Janus Capital Management, LLC (“Janus”), the previous sub-adviser for the Fund, appointed Doug Rao as the portfolio manager to the Fund, replacing Ron Sachs who had left Janus. Sachs had been portfolio manager for the Fund since 2008.

Later in the year, effective September 1, 2013, Great-West Funds, Inc. and Great-West Capital Management, LLC retained J.P. Morgan Investment Management Inc. (“JPMorgan”) and Pioneer Investment Management, Inc. (“Pioneer”) as co-sub-advisers to the Fund, replacing Janus.

Great-West Capital Management, LLC believes that the pairing JPMorgan and Pioneer as co-sub-advisers represents a positive development for shareholders. Although both managers have strong performance records over time, they have tended to outperform during different types of market environments. We believe that pairing the two managers in a single investment portfolio allows shareholder to benefit from the opportunity for outperformance in various types of market scenarios.

For the one-year period ended December 31, 2014, the Fund (Initial Class shares) returned 28.93%, relative to a 33.48% return for the Russell 1000® Growth, its benchmark . At the time of the handoff from Janus to Pioneer and JPMorgan, year-to-date through August 31, 2013, the Fund had posted a return of 10.63% vs. a return of 15.71% for the Russell 1000® Growth Index. Although the Fund was able to make up some ground on the Russell 1000® Growth Index after the change in sub-advisers, it was not enough to compensate for the lagging performance prior to the change.

JPMorgan Commentary

The four-month period ended December 31, 2013 ended with a robust 15.4% return for the Russell 1000® Growth Index. Every sector within the index finished with a positive absolute return, led by financial services, up 20.4%, and producer durables, up 18.3%. Utilities and energy were the weakest performers, finishing up 6.5% and 6.9%, respectively.

The JPMorgan sleeve of the Great West Multi-Manager Large Cap Growth Fund ended the four-month period outperforming its benchmark. Strong stock selection in the financial services and technology sectors were the most significant drivers of outperformance. From an individual stock perspective, overweight positions in MasterCard and Amazon.com were top contributors. MasterCard, a payment processing company, traded higher after announcing earnings and revenues that came in ahead of estimates, driven by accelerating growth rates across all key metrics, particularly in its key U.S. credit card segment. After struggling in the first half of 2013, Amazon, an e-commerce company, rebounded in the fourth quarter. The company reported a top-line beat, showing stabilization in unit and gross profit growth, which drove the stock higher.

Stock selection, as well as an underweight, in the producer durables sector detracted the most from performance for the period. From an individual stock perspective, LinkedIn and Cabot Oil and Gas were the major laggards. LinkedIn, an online professional networking company, traded lower despite a solid earnings result, as the company released earnings guidance that was lower than expected. Intra-quarter metrics, including job-posting and user-engagement levels, were also not encouraging, which further pressured the stock. Cabot Oil and Gas, an independent oil and gas exploration and production company, underperformed during the period. Despite announcing solid financial results on strong production, weak natural gas prices weighed on the stock.

We continue to find a greater number of stocks that more purely meet our criteria for investment. These stocks are coming from different pockets of the market, which has given us more confidence to build larger positions and has led to incrementally higher active share. The portfolio remains overweight in consumer discretionary, healthcare and materials; consumer staples, producer durables and utilities continue to be underweight exposures.

Pioneer Commentary

U.S. equity markets continued a strong upward trend in the last four months of the year as the S&P 500® Index posted several new highs in December capping off a very solid year for equities. Aiding the market for the quarter were a continued improvement in economic fundamentals for 2013, and an expectation of earnings growth over coming periods. The U.S. stock market, as measured by the S&P 500® Index, returned 14.0% during the period, slightly behind the 15.4% return of the Fund’s benchmark, the Russell 1000® Growth Index.

Industrials (19.3%) and information technology (16.9%) were the top-performing sectors within the Russell 1000® Growth Index during the period, while telecommunications services (6.5%), although positive, was the index’s laggard.

During the period from September 1, 2013 to December 31, 2013, the Pioneer sleeve of the Great-West Multi-Manager Large Cap Growth Fund outperformed the Russell 1000® Growth Index return. Stock selections in information technology and health care were the main drivers of performance during the period, while our stock picks in consumer discretionary and industrials underperformed their benchmarks.

In information technology, the Fund’s positions in Google, MasterCard and Apple all performed well and were amongst the top ten contributors to performance over the period. Google’s shares were up 32% for the period as the company continues to deliver on its strategic plan. We think the company’s strong position in the digital advertising space bodes well for its future. In December, MasterCard announced plans to increase the dividend and buy back additional shares of the company, which was viewed favorably by investors. During the period, shares of Apple advanced by over 15% as investors became more optimistic about the growth of iPhone distribution in China.

In health care, Thermo Fisher Scientific shares were up over 25% versus the 17% sector average return. The company, which sells scientific instruments and lab equipment, has benefited by growing its product line both organically and through acquisitions, with the latest being the upcoming acquisition of Life Technologies.

The top detractors to performance were found in the consumer discretionary area, with Starbucks, Ross Stores and Amazon being the main culprits from an attribution standpoint. While both Starbucks and Ross Stores were positive for the period, they lagged the 16.9% return of the overall consumer discretionary sector. These two stocks are long-term fund holdings and we remain comfortable with their financial performance over the year.

During the period we added two new investments and eliminated four. We added a position in Estee Lauder, a well-managed company with strong brands and a number of expected new product launches that we believe can continue to drive growth over the next few years. In addition, in November we purchased Gilead Sciences as we believe the company’s investments in research and development (and a prior acquisition) are paying off and expect will generate very high returns on their growth capital. We expect earnings to accelerate over the next several years as new drugs enters the market.

We sold Coca Cola due to increasingly negative secular trends in carbonated soft drinks. With increasingly concerns related to high levels of obesity and diabetes in many countries, some countries are beginning to take action to curb consumption of food and beverages with high sugar content, such as carbonated soft drinks. We also sold Davita Healthcare Partners due to concerns related to the disappointing financial performance of their HealthCare Partners subsidiary which was acquired one year ago. Maxim Integrated Products was sold in December as customer concentration risks eroded our confidence that the company would continue to produce industry leading growth and financial performance. Finally, we sold Oracle after coming to the conclusion that their returns on growth capital were unlikely to remain high as enterprises increasingly move to cloud based infrastructure.

Despite the very strong equity markets in 2013, we remain generally optimistic for future returns, but likely more muted in 2014. Last year’s 30% rise was driven primarily by multiple expansion and to a far lesser degree, earnings growth. Whilst the market is not expensive, it is no longer cheap in an historical context. Earnings growth appears likely to re-accelerate on the back of a better global backdrop; Japan and Europe improving, but growth in some emerging markets may not be as strong as in recent years. Within the U.S., the situation appears considerably better than one year ago; less fiscal drag, accommodative monetary policy and perhaps an improved political backdrop. Credit spreads remain tight, unemployment is improving, consumer and CEO confidence is improving.

The outlook looks good, but therein lies the problem. This view is shared by many and is unfortunately remarkably consistent with the consensus. There appears little controversy in the market, and tactically many sentiment indicators are flashing yellow. Should there be a shock to the system (for example a bond selloff, increase in inflation, geo-political issue somewhere, or a disappointment in earnings or economic growth), the market could react quite poorly.

Overall for the year, we remain optimistic, but would expect gains to be more subdued, and periodic drawdowns to be more frequent and of greater magnitude than in 2013.

The views and opinions in this report were current as of December 31, 2013 and are subject to change at any  time. They are not guarantees of performance or investment results and should not be taken as investment  advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Fund (Initial Class)	S&P 500 Index	Russell 1000 Growth Index
	10,000.00	10,000.00	10,000.00
2004	11,857.00	11,088.00	10,630.00
2005	14,127.62	11,632.42	11,189.14
2006	14,463.85	13,469.18	12,203.99
2007	18,950.54	14,209.18	13,645.28
2008	10,401.95	8,951.78	8,400.04
2009	15,288.79	11,320.42	11,525.69
2010	16,611.17	13,025.28	13,451.63
2011	15,044.74	13,300.11	13,806.76
2012	18,053.69	15,428.13	15,913.67
2013	23,277.45	20,425.01	21,242.34

Average Annual Total Returns for the Periods Ended December 31, 2013

	One Year	Five Years	Ten Years
Initial Class	28.93%	17.48%	8.82%

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Sector as of December 31, 2013

Sector	% of Fund Investments
Basic Materials	5.58%
Communications	17.96%
Consumer, Cyclical	15.52%
Consumer, Non-cyclical	25.38%
Energy	4.52%
Financial	3.24%
Industrial	12.67%
Technology	13.71%
Short Term Investments	1.42%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 29, 2013 to December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(06/29/13)	(12/31/13)	(06/29/13 – 12/31/13)

Actual	$1,000.00	$1,221.60	$5.78*

Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$5.25*

*Expenses are equal to the Fund’s annualized expense ratio of 1.03% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 186/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.

GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND

Schedule of Investments

As of December 31, 2013

Shares			Fair Value

COMMON STOCK
Basic Materials — 5.61%
42,632	Ecolab Inc	$	4,445,238
34,917	LyondellBasell Industries NV Class A		2,803,137
31,967	Monsanto Co		3,725,754
8,804	PPG Industries Inc		1,669,767
16,783	Praxair Inc		2,182,293
16,036	Sherwin-Williams Co		2,942,606

			17,768,795

Communications — 18.04%
15,731	Amazon.com Inc (a)		6,273,365
4,819	Baidu Inc Sponsored ADR (a)		857,204
66,665	Comcast Corp Class A		3,464,247
24,219	Discovery Communications Inc Class A (a)		2,189,882
15,201	eBay Inc (a)		834,383
89,150	Facebook Inc Class A (a)		4,872,939
14,639	Google Inc Class A (a)		16,406,074
18,535	Liberty Global PLC Class A (a)		1,649,430
14,238	LinkedIn Corp Class A (a)		3,087,225
3,641	Netflix Inc (a)		1,340,507
4,739	priceline.com Inc (a)		5,508,613
55,230	Time Warner Inc		3,850,636
89,843	Walt Disney Co		6,864,005

			57,198,510

Consumer, Cyclical — 15.59%
2,083	Chipotle Mexican Grill Inc (a)		1,109,781
17,953	Costco Wholesale Corp		2,136,586
92,004	CVS Caremark Corp		6,584,726
24,390	Delphi Automotive PLC		1,466,571
36,041	Delta Air Lines Inc		990,046
20,243	Gap Inc		791,096
120,331	Home Depot Inc		9,908,055
23,624	Las Vegas Sands Corp		1,863,225
37,173	Michael Kors Holdings Ltd (a)		3,018,076
77,049	Ross Stores Inc		5,773,282
143,437	Starbucks Corp		11,244,026
6,533	Tesla Motors Inc (a)		982,433
7,920	Ulta Salon Cosmetics & Fragrance Inc (a)		764,438
10,916	WW Grainger Inc		2,788,165

			49,420,506

Consumer, Non-cyclical — 25.49%
12,131	Alexion Pharmaceuticals Inc (a)		1,614,151
36,067	Allergan Inc		4,006,322
22,060	AmerisourceBergen Corp		1,551,039
10,807	Biogen Idec Inc (a)		3,023,258
61,003	Celgene Corp (a)		10,307,067
70,935	Colgate-Palmolive Co		4,625,671
59,959	Covidien PLC		4,083,208
31,093	Estee Lauder Cos Inc Class A		2,341,925
38,509	Express Scripts Holding Co (a)		2,704,872
124,961	Gilead Sciences Inc (a)		9,390,819

Shares			Fair Value

Consumer, Non-cyclical — (continued)
8,513	Green Mountain Coffee Roasters Inc (a)(b)	$	643,413
3,900	Illumina Inc (a)		431,418
8,200	Kimberly-Clark Corp		856,572
17,417	MasterCard Inc Class A		14,551,207
22,023	Moody’s Corp		1,728,145
31,191	PepsiCo Inc		2,586,982
50,999	Philip Morris International Inc		4,443,543
27,051	Procter & Gamble Co		2,202,222
10,085	Regeneron Pharmaceuticals Inc (a)		2,775,795
26,883	Valeant Pharmaceuticals International Inc (a)		3,156,064
18,073	Vertex Pharmaceuticals Inc (a)		1,342,824
42,164	Whole Foods Market Inc		2,438,344

			80,804,861

Energy — 4.54%
118,448	Cabot Oil & Gas Corp		4,591,045
3,564	Continental Resources Inc (a)(b)		401,021
13,762	FMC Technologies Inc (a)		718,514
22,100	Marathon Petroleum Corp		2,027,233
17,508	Occidental Petroleum Corp		1,665,011
6,915	Pioneer Natural Resources Co		1,272,844
41,164	Schlumberger Ltd		3,709,288

			14,384,956

Financial — 3.25%
2,961	Affiliated Managers Group Inc (a)		642,182
2,183	BlackRock Inc Class A		690,854
18,539	Intercontinental Exchange Group Inc		4,169,792
20,440	TD Ameritrade Holding Corp		626,281
18,778	Visa Inc Class A		4,181,485

			10,310,594

Industrial — 12.73%
39,456	3M Co		5,533,704
11,685	Amphenol Corp Class A		1,042,068
23,094	Cummins Inc		3,255,561
5,009	Flowserve Corp		394,859
15,595	Fortune Brands Home & Security Inc		712,692
27,440	Honeywell International Inc		2,507,193
19,953	JB Hunt Transport Services Inc		1,542,367
15,462	Kansas City Southern		1,914,659
20,819	Precision Castparts Corp		5,606,557
59,907	Thermo Fisher Scientific Inc		6,670,644
15,706	Union Pacific Corp		2,638,608
20,881	United Parcel Service Inc Class B		2,194,176
55,587	United Technologies Corp		6,325,801

			40,338,889

Technology — 13.77%
4,900	3D Systems Corp (a)(b)		455,357
20,542	Adobe Systems Inc (a)		1,230,055

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND

Schedule of Investments

As of December 31, 2013

Shares			Fair Value

Technology — (continued)
36,191	Analog Devices Inc	$	1,843,208
20,443	Apple Inc		11,470,772
62,712	ARM Holdings PLC Sponsored ADR (b)		3,432,855
38,970	ASML Holding NV (a)		3,651,489
34,094	Cerner Corp (a)		1,900,399
9,720	Cognizant Technology Solutions Corp Class A (a)		981,526
192,803	Microsoft Corp		7,216,616
82,148	QUALCOMM Inc		6,099,489
47,858	Salesforce.com Inc (a)		2,641,283
59,305	Xilinx Inc		2,723,285

			43,646,334

TOTAL COMMON STOCK — 99.02% (Cost $260,114,264)		$	313,873,445

Principal Amount

SHORT TERM INVESTMENTS
Reverse Repurchase Agreements — 1.42%
$ 225,611	Reverse repurchase agreement (principal amount/value $225,611 with a maturity value of $225,611) with Goldman Sachs & Co, 0.00%, dated 12/31/13 to be repurchased at $225,611 on 1/2/14 collateralized by a U.S. Treasury security, 2.63%, 7/15/17, with a value of $230,135. (c)(d)		225,611

1,071,658	Undivided interest of 2.20% in a reverse repurchase agreement (principal amount/value $48,657,259 with a maturity value of $48,657,286) with Merrill Lynch, Pierce, Fenner & Smith, 0.01%, dated 12/31/13 to be repurchased at $1,071,658 on 1/2/14 collateralized by various U.S. Government Agency securities, 1.36% - 7.00%, 6/1/17 - 9/1/44, with a value of $49,630,404. (c)		1,071,658

Principal Amount			Fair Value

Reverse Repurchase Agreements — (continued)
$ 1,071,659	Undivided interest of 2.67% in a reverse repurchase agreement (principal amount/value $40,139,316 with a maturity value of $40,139,327) with RBC Capital Markets Corp, 0.01%, dated 12/31/13 to be repurchased at $1,071,659 on 1/2/14 collateralized by various U.S. Government Agency securities, 2.50% - 4.00%, 12/1/26 - 1/1/44, with a value of $40,942,102. (c)	$	1,071,659

1,071,659	Undivided interest of 4.45% in a reverse repurchase agreement (principal amount/value $24,085,016 with a maturity value of $24,085,043) with HSBC Securities (USA) Inc, 0.02%, dated 12/31/13 to be repurchased at $1,071,659 on 1/2/14 collateralized by U.S. Treasury securities, 1.38% - 2.50%, 12/31/18 - 8/15/23, with a value of $24,566,974. (c)		1,071,659

1,071,659	Undivided interest of 6.00% in a reverse repurchase agreement (principal amount/value $17,874,453 with a maturity value of $17,874,463) with Citigroup Global Markets Inc, 0.01%, dated 12/31/13 to be repurchased at $1,071,659 on 1/2/14 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 11.25%, 2/18/14 - 5/4/37, with a value of $18,231,949. (c)		1,071,659

TOTAL SHORT TERM INVESTMENTS — 1.42% (Cost $4,512,246)		$	4,512,246

TOTAL INVESTMENTS — 100.44% (Cost $264,626,510)		$	318,385,691

OTHER ASSETS & LIABILITIES, NET — (0.44)%		$	(1,405,842)

TOTAL NET ASSETS — 100.00%		$	316,979,849

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND

Schedule of Investments

As of December 31, 2013

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2013.
(c)	Collateral received for securities on loan.
(d)	The rate of the reverse repurchase agreement was less than 0.01%.
ADR	American Depositary Receipt

Security classes presented herein are not necessarily the same as those used for determining the Fund’s compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

Statement of Assets and Liabilities

As of December 31, 2013

Great-West Multi- Manager Large Cap Growth Fund

ASSETS:
Investments in securities, fair value (including $4,409,614 of securities on loan)(a)	$313,873,445
Reverse repurchase agreements, fair value(b)	4,512,246
Cash	5,087,960
Subscriptions receivable	38,019
Receivable for investments sold	153,259
Dividends and interest receivable	234,907

Total Assets	323,899,836

LIABILITIES:
Payable to investment adviser	272,690
Payable upon return of securities loaned	4,512,246
Redemptions payable	2,010,971
Payable for investments purchased	124,080

Total Liabilities	6,919,987

NET ASSETS	$316,979,849

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,693,396
Paid-in capital in excess of par	257,926,222
Net unrealized appreciation on investments	53,759,181
Accumulated net realized gain on investments and foreign currency transactions	1,601,050

NET ASSETS	$316,979,849

CAPITAL STOCK:
Authorized	100,000,000
Issued and Outstanding	36,933,959

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:	$8.58

(a) Cost of investments	$260,114,264
(b) Cost of reverse repurchase agreements	$4,512,246

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

Statement of Operations

For the fiscal year ended December 31, 2013

Great-West Multi- Manager Large Cap Growth Fund

INVESTMENT INCOME:
Interest	$4,572
Income from securities lending	74,540
Dividends	2,837,567
Foreign withholding tax	(52,575)

Total Income	2,864,104

EXPENSES:
Management fees	3,154,697

Total Expenses	3,154,697

NET INVESTMENT LOSS	(290,593)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments and foreign currency transactions	79,061,328
Net change in unrealized appreciation on investments	1,081,444

Net Realized and Unrealized Gain on Investments and Foreign Currency	80,142,772

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,852,179

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

Statement of Changes in Net Assets

For the fiscal years ended December 31, 2013 and 2012

	2013	2012
Great-West Multi-Manager Large Cap Growth Fund

OPERATIONS:
Net investment income (loss)	$(290,593)	$1,341,783
Net realized gain on investments	79,061,328	3,961,039
Net change in unrealized appreciation on investments	1,081,444	42,795,301

Net Increase in Net Assets Resulting from Operations	79,852,179	48,098,123

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,579,900)	(1,325,840)
From net realized gains	(73,511,036)	–

Total Distributions	(78,090,936)	(1,325,840)

CAPITAL SHARE TRANSACTIONS:
Shares sold	62,881,546	78,806,798
Shares issued in reinvestment of distributions	78,090,936	1,325,840
Shares redeemed	(122,190,905)	(68,304,747)

Net Increase in Net Assets Resulting from Capital Share Transactions	18,781,577	11,827,891

Total Increase in Net Assets	20,542,820	58,600,174

NET ASSETS:
Beginning of year	296,437,029	237,836,855

End of year(a)	$316,979,849	$296,437,029

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold	6,694,245	9,297,157
Shares issued in reinvestment of distributions	9,122,416	151,698
Shares redeemed	(12,431,040)	(8,025,646)

Net Increase	3,385,621	1,423,209

(a) Including undistributed net investment income:	$0	$9,121

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

Financial Highlights

Selected data for a share of capital stock of the Fund throughout the periods indicated.

	Fiscal Years Ended December 31,
	2013		2012		2011		2010	2009
Great-West Multi-Manager Large Cap Growth Fund - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$8.84		$7.40		$11.67		$11.03	$7.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)	(a)	0.04	(a)	(0.00)	(b)	0.01	–
Net realized and unrealized gain (loss)	2.54		1.44		(1.12)		0.95	3.59

Total From Investment Operations	2.53		1.48		(1.12)		0.96	3.59

LESS DISTRIBUTIONS:
From return of capital	–		–		(0.00)	(b)	–	–
From net investment income	(0.16)		(0.04)		(0.00)	(b)	(0.01)	–
From net realized gains	(2.63)		–		(3.15)		(0.31)	(0.21)

Total Distributions	(2.79)		(0.04)		(3.15)		(0.32)	(0.21)

NET ASSET VALUE, END OF YEAR	$8.58		$8.84		$7.40		$11.67	$11.03

TOTAL RETURN(c)	28.93%		20.00%		(9.43%)		8.65%	46.98%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000)	$316,980		$296,437		$237,837		$463,123	$342,938
Ratio of expenses to average net assets	1.03%		1.05%		1.05%		1.05%	1.05%
Ratio of net investment income (loss) to average net assets	(0.10%)		0.49%		0.01%		0.07%	(0.25%)
Portfolio turnover rate	230%		35%		57%		41%	33%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Amount was less than $0.01 per share.
(c)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-two funds. Effective September 1, 2013, the Great-West Janus Large Cap Growth Fund’s name changed to Great-West Multi-Manager Large Cap Growth Fund. Interests in the Great-West Multi-Manager Large Cap Growth Fund (the Fund) are included herein and are represented by a separate class of beneficial interest of Great-West Funds. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.

The Fund offers two share classes, referred to as Initial Class and Class L shares. This report includes information for the Initial Class; Class L has not yet been capitalized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which approximates fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

  Annual Report - December 31, 2013

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Equity Investments:
Domestic Common Stock	Exchange traded close or bid price.

Foreign Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of local exchange, exchange rates, fair values based on significant market movement and various index data.

Short Term Investments	Maturity date, credit quality and interest rates.

The Fund classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2013, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period. There were no transfers between Levels 1, 2 and 3 during the year.

	Level 1		Level 2		Level 3		Total
Assets
Equity Investments:
Domestic Common Stock	$295,714,612	$	—	$	—	$	295,714,612
Foreign Common Stock	18,158,833		—		—		18,158,833
Short Term Investments	—		4,512,246		—		4,512,246

Total Investments	$313,873,445	$	4,512,246	$	0	$	318,385,691

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a reverse repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A reverse repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

The Fund, along with certain other funds of Great-West Funds, may invest in reverse repurchase agreement transactions and/or hold reverse repurchase agreement positions as a form of securities lending collateral, that are jointly collateralized by various U.S. Government or U.S. Government Agency securities.

  Annual Report - December 31, 2013

Dividends

Dividends from net investment income of the Fund, if any, are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Fund, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes and Distributions to Shareholders

The Fund’s policy complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income taxes or excise tax provision is required.

As of and during the year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

The Fund files U.S. Federal and Colorado tax returns. The statute of limitations on the Fund’s U.S. Federal tax returns remain open for the fiscal years ended 2010 through 2013. The statute of limitations on the Fund’s Colorado tax returns remain open for an additional year.

Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book and tax basis differences. The differences may include but are not limited to the following: wash sales, distribution adjustments and foreign currency reclassifications. The differences have no impact on net assets or the results of operations. The character of dividends and distributions made during the fiscal year from net investment income and/or realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

For the year ended December 31, 2013, the Fund reclassified permanent book and tax differences of:

Paid-in Capital	Overdistributed Net Investment Income	Accumulated Net Realized Gain on Investments
$–	$ 4,861,372	$(4,861,372)

The tax character of distributions paid during the years ended December 31, 2013 and 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$4,579,900	$1,325,840
Long-term capital gain	73,511,036	–

	$78,090,936	$1,325,840

  Annual Report - December 31, 2013

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$414,876
Undistributed capital gains	1,209,084

Net accumulated earnings	1,623,960

Net unrealized appreciation on investments	53,736,271
Capital loss carryforward	–
Post-October losses	–

Tax composition of capital	$55,360,231

Under the Regulated Investment Company Modernization Act of 2010, net capital losses realized in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term.

Application of Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (ASU) issued ASU No. 2011-11 “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (ASU No. 2011-11). ASU No. 2011-11 requires an entity to enhance disclosures about financial and derivative instrument offsetting arrangements or similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU No. 2011-11 is effective for interim or annual periods beginning on or after January 1, 2013. The Fund adopted ASU No. 2011-11 for its fiscal year beginning January 1, 2013. The adoption of ASU No. 2011-11 did not have an impact on the Fund’s financial position or the results of its operations.

In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 “Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (ASU No. 2013-01). ASU No. 2013-01 clarifies that the scope of ASU No. 2011-11 applies to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset or subject to an enforceable master netting arrangement or similar agreement. ASU No. 2013-01 was effective for fiscal years and interim periods within those years beginning on or after January 1, 2013. The Fund adopted ASU No. 2013-01 for its fiscal year beginning January 1, 2013. The adoption of ASU No. 2013-01 did not have an impact on the Fund’s financial position or the results of its operations.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Effective September 1, 2013, as compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund up to $1 billion dollars and 0.95% of the average daily net assets of the Fund over $1 billion dollars. Prior to that date, the Adviser received monthly compensation at the annual rate of 1.05% of the average daily net assets of the Fund. Effective September 1, 2013, the Adviser and Great-West Funds have entered into sub-advisory agreements with Pioneer Investment Management, Inc. and J.P. Morgan Investment Management Inc. Prior to that date, the Adviser and Great-West Funds had a sub-advisory agreement with Janus Capital Management, LLC. The Fund is not responsible for payment of the sub-advisory fees.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.

Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-two funds for which they serve as directors was $318,850 for the year ended December 31, 2013.

3.  PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $654,337,638 and $707,258,806, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

  Annual Report - December 31, 2013

4.  UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2013, the U.S. Federal income tax cost basis was $264,649,420. The Fund had gross appreciation of investments in which there was an excess of value over tax cost of $55,010,302 and gross depreciation of investments in which there was an excess of tax cost over value of $1,274,031 resulting in net appreciation of $53,736,271.

5.  SECURITIES LOANED

The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, recorded monthly, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2013 the Fund had securities on loan valued at $4,409,614 and received collateral of $4,512,246 for such loan which was invested in reverse repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The reverse repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral. Additional information regarding the Fund’s securities on loan is included in the Schedule of Investments.

6.  TAX INFORMATION (unaudited)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2013, 40% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

  Annual Report - December 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Great-West Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Multi-Manager Large Cap Growth Fund (formerly, Great-West Janus Large Cap Growth Fund) (the Fund), one of the funds of Great-West Funds, Inc. as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Multi-Manager Large Cap Growth Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE

Denver, Colorado

February 19, 2014

Fund Directors and Officers

Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.

Independent Directors*
Name, Address, and Year of Birth	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum; President, Ward Lake, Inc.; Manager, 6K Ranch, LLC	62	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	62	Director, Guaranty Bancorp
Sanford Zisman 8515 East Orchard Road, Greenwood Village, CO 80111 1939	Lead Independent Director	Since 1982	Attorney, Law Firm of Zisman, Ingraham & Mong, P.C.	62	N/A

Interested Directors**
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Mitchell T.G. Graye 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chairman, President & Chief Executive Officer	Since 2000 (as Director) Since 2008 (as Chairman) Since 2008 (as President and Chief Executive Officer)	President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, Great-West Life & Annuity Insurance Company of New York, and GWL&A Financial, Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company	62	N/A
Charles P. Nelson 8515 East Orchard Road, Greenwood Village, CO 80111 1961	Director	Since 2008	President, Retirement Services, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, Great-West Capital Management, LLC	62	N/A

Officers
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chief Legal Counsel & Chief Compliance Officer	Since 2004 (as Chief Compliance Officer) Since 2011 (as Chief Legal Counsel)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chief Compliance Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company; Secretary and Chief Compliance Officer, GWFS Equities, Inc.; Chief Compliance Officer, Advised Assets Group, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, Great-West Capital Management, LLC; formerly, Secretary, Great-West Capital Management, LLC and Great-West Funds

				N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, Great-West Life & Annuity Insurance Company; Assistant Treasurer, Great-West Capital Management, LLC	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Assistant Vice President, Counsel & Secretary	Since 2010	Assistant Vice President & Counsel, Great-West Life & Annuity Insurance Company; Assistant Vice President, Counsel & Secretary, Great-West Capital Management, LLC; formerly, Assistant Secretary, Great-West Capital Management, LLC and Great-West Funds	N/A	N/A

Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Vice President and Treasurer, GWFS Equities, Inc. and Great-West Trust Company, LLC; Chief Financial Officer & Treasurer, Great-West Capital Management, LLC; formerly Investment Operations Compliance Officer, Great-West Capital Management, LLC and Great-West Funds

				N/A	N/A
David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Managing Director	Since 2012	Senior Vice President, Product Management, Great-West Life & Annuity Insurance Company; Manager, Vice President and Managing Director, Advised Assets Group, LLC; Managing Director, Great-West Capital Management, LLC	N/A	N/A
Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Chief Compliance Officer	Since 2011	Assistant Vice President and Associate Chief Compliance Officer, Great-West Life & Annuity Insurance Company; Associate Chief Compliance Officer & Secretary, Advised Assets Group, LLC; Assistant Chief Compliance Officer, Great-West Capital Management, LLC	N/A	N/A

*A Director who is not an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC, GWFS Equities, Inc. or their affiliates.

Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village,

Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.

Availability of Quarterly Portfolio Schedule

Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Sub-Advisory Agreement Approval

The Board of Directors (the “Board”) of Great-West Funds, Inc. (“Great-West Funds”), including the Directors who are not interested persons of Great-West Funds (the “Independent Directors”), at a meeting held on June 6, 2013 (the “Meeting”), approved the investment sub-advisory agreements (the “Sub-Advisory Agreements”) between Great-West Funds, Great-West Capital Management, LLC (“GWCM”) and each of J.P. Morgan Investment Management, Inc. and Pioneer Investment Management Inc. (the “Sub-Advisers”).

Pursuant to the investment advisory agreement between Great-West Funds and GWCM, GWCM acts as investment adviser and, subject to oversight by the Board, directs the investments of the Fund in accordance with its investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the operation of Great-West Funds. In addition, Great-West Funds operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits GWCM to enter into and materially amend sub-advisory agreements with Board approval but without shareholder approval. Under this structure, GWCM is also responsible for monitoring and evaluating the performance of the Sub-Advisers and for recommending the hiring, termination and replacement of sub-advisers to the Board.

Pursuant to each Sub-Advisory Agreement, the Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, is responsible for the day-to-day management of a portion of the assets of the Fund, and for making decisions to buy, sell or hold any particular security with respect to such portion.

In approving the Sub-Advisory Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Based upon its review of the Sub-Advisory Agreements and the information provided to it, the Board concluded that the Sub-Advisory Agreements were fair and reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the Sub-Advisory Agreements are discussed below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services to be provided to the Fund by the Sub-Advisers. Among other things, the Board considered each of the Sub-Adviser’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. The Board also reviewed the qualifications and background of each portfolio management team who would be responsible for day-to-day management of the Fund. In addition, the Board considered each Sub-Adviser’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Sub-Advisers.

Investment Performance

The Board reviewed information regarding the investment performance of each Sub-Adviser for managing accounts similar to the Fund for the one-, three-, five- and ten-year periods ended March 31, 2013, as applicable, relative to the performance of the Fund, the Fund’s benchmark index, the Fund’s peer group average and another Great-West Funds’ large cap growth fund and concluded that it was satisfied with the investment performance of each Sub-Adviser.

Costs and Profitability

The Board considered that GWCM, not the Fund, pays the sub-advisory fees to the Subadvisers and that the rates payable by GWCM to the Sub-Advisers were generally the result of arms-length negotiations given that the Sub-Advisers are not affiliates of GWCM.

The Board also considered the overall financial soundness of each Sub-Adviser based on a review of the Sub-Adviser’s financial statements. Based on the information provided, the Board concluded that the sub-advisory fees were reasonable in relation to the nature, extent and quality of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale may be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the level of sub-advisory fees payable by GWCM, comparative fee information, and the current level of Fund assets. Based on the information provided, the Board concluded that the sub-advisory fee schedules reflect an appropriate recognition of economies of scale.

Other Factors

The Board considered ancillary benefits to be derived by the Sub-Advisers from their relationships with the Fund as part of the total mix of information evaluated by the Board. The Board noted that the Sub-Advisers may receive ancillary benefits from soft-dollar arrangements by which brokers provide research to the Sub-Advisers in return for allocating the Fund’s brokerage to such brokers. The Board concluded that the Fund’s sub-advisory fees were reasonable, taking into account any ancillary benefits to be derived by the Sub-Advisers.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreements are fair and reasonable and approval of the Agreements is in the best interests of the Fund.

Interim and New Investment Advisory and Sub-Advisory Agreement Approval

The death of The Honorable Paul G. Desmarais on October 8, 2013 resulted in a change in the ultimate control of Power Corporation of Canada, the ultimate parent company of GWCM, the Fund’s investment adviser. The voting securities of Power Corporation of Canada held directly or indirectly by Mr. Desmarais were transferred to The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Mr. Desmarais (the “Trust”). As a result, the Trust has voting control of Power Corporation of Canada.

The transfer of voting control over Power Corporation of Canada resulted in a change of control of GWCM and, therefore, constituted an “assignment” of the investment advisory agreement between GWCM and Great-West Funds and the Sub-Advisory Agreements, within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory or sub-advisory agreement automatically terminates upon its “assignment” under the 1940 Act.

In order to avoid disruption of the investment management program of the Fund, the Board of Great-West Funds, including the Independent Directors, at meetings held on October 16, 2013 and December 5, 2013, respectively, approved (i) an interim investment advisory agreement (the “Interim Advisory Agreement”) between Great-West Funds and GWCM and interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with the Sub-Advisers, and (ii) a new investment advisory agreement (the “New Advisory Agreement”) between Great-West Funds and GWCM and new sub-advisory agreements (the “New Sub-Advisory Agreements”) with the Sub-Advisers. The same portfolio management teams continues to manage the Fund’s portfolio and the management fees, investment objectives, principal investment strategies and investment policies of the Fund remained the same.

The Interim Advisory Agreement became effective on October 8, 2013 and remains in effect for 150 days or until shareholders of the Fund approve the New Advisory Agreement. The Interim Sub-Advisory Agreements became effective on October 8, 2013 and remained in effect until December 5, 2013 when the New Sub-Advisory Agreements took effect. Pursuant to the terms of an exemptive order granted by the U.S. Securities and Exchange Commission, GWCM and Great-West Funds are permitted, under certain conditions and subject to the approval of the Board of Great-West Funds, to enter into new sub-advisory agreements with sub-advisers to the Funds without obtaining shareholder approval.

In considering the approval of the New Advisory Agreement, the Board took into account certain information and materials relating to GWCM that the Board had received and considered in connection with its annual evaluation of the prior investment advisory agreement (the “Prior Advisory Agreement”) between Great-West Funds and GWCM at the in-person meetings held on March 21, 2013 and April 18, 2013. The Board, including the Independent Directors, at a meeting held on April 18, 2013 (the “Annual Meeting”), approved the continuation of the Prior Advisory Agreement between Great-West Funds and GWCM. At its December 5, 2013 meeting, the Board determined that the factors considered in connection with the Annual Meeting were applicable to its review of the New Advisory Agreement.

In considering the approval of the New Sub-Advisory Agreements, the Board took into account certain information and materials relating to the Sub-Advisers that the Board had received and considered in connection with its evaluation of the Sub-Advisory Agreements at the in-person meeting held on June 6, 2013. The Board, including the Independent Directors, at the meeting held on June 6, 2013, approved the Sub-Advisory Agreements with the Sub-Advisers. At its December 5, 2013 meeting, the Board determined that the factors considered in connection with its approval of the Sub-Advisory Agreements on June 6, 2013 were applicable to its review of the New Sub-Advisory Agreements.

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	Registrant’s Code of Ethics is incorporated by reference to registrant’s Form N-CSRs filed on February 28, 2013 (File No. 2-75503).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is “independent,” pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees.   The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $675,400 for fiscal year 2012 and $745,150 for fiscal year 2013.

(b)

Audit-Related Fees.   The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $98,700 for fiscal year 2012 and $100,000 for fiscal year 2013. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees.   The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2012 and $0 for fiscal year 2013.

(d)

All Other Fees.   There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services.  The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)[1] provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.[2]

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)[3] to be provided by Great-West Funds’ auditors to (a) Great-West Funds’

1 No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.[4] The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)	(2)

100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2012 equaled $1,447,600 and for fiscal year 2013 equaled $898,212.

(h)

The Registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds’ sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

ITEM 7.            DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.            PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.            PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.            EXHIBITS.

(a) (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant’s Form N-CSRs filed on February 28, 2013 (File No. 2-75503).

      (2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

      (3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREAT-WEST FUNDS, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 27, 2014

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer & Treasurer

Date:	February 27, 2014